UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  November 27, 2000


                          OPTION ONE MORTGAGE LOAN TRUST
                       Asset-Backed Certs., Series 2000-1 Trust
              (Exact name of registrant as specified in its charter)



New York (governing law of           333-14625-03       52-2220094
Pooling and Servicing Agreement)     (Commission        52-2220095
(State or other                      File Number)       52-2220097
jurisdiction                                            52-2220099
of Incorporation)                                       IRS EIN



       c/o Wells Fargo Bank Minnesota, N.A.
       11000 Broken Land Parkway
       Columbia, Maryland                                  21044
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

On November 27, 2000 a distribution was made to holders of OPTION ONE MORTGAGE LOAN TRUST, Asset-Backed Certs., Series 2000-1 Trust.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number               Description

           EX-99.1                      Monthly report distributed to
                                        holders of Asset-Backed Certs., Series
                                        2000-1 Trust, relating to the
                                        November 27, 2000 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          OPTION ONE MORTGAGE LOAN TRUST
                        Asset-Backed Certs., Series 2000-1 Trust

              By:   Wells Fargo Bank Minnesota, N.A., as Trustee
              By:   /s/  Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 12/07/2000


                                INDEX TO EXHIBITS

Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of Asset-Backed Certs., Series 2000-1 Trust, relating to the November 27, 2000 distribution.